Summary Prospectus March 30, 2019

Tortoise
Select Opportunity Fund

A Class Shares – TOPTX
Institutional Class Shares – TOPIX
C Class Shares – TOPCX
T Class Shares – Not available for purchase

Before you invest, you may want to review Tortoise Select Opportunity Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated March 30, 2019, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at http://mutualfunds.tortoiseadvisors.com/fund-documents/.  You can also get this information at no cost by calling the Fund (toll-free) at 855-TCA-Fund (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Investment Objective
The investment objective of the Fund is total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Tortoise Funds.  Sales loads and waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 42.

Shareholder Fees (fees paid directly from your investment)	A Class	Institutional Class	C Class	T Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None(1)	None	1.00%(2)	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	A Class	Institutional Class	C Class	T Class
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	1.00%	0.25%
Other Expenses	0.60%	0.55%	0.59%	0.60%(3)
Total Annual Fund Operating Expenses	1.70%	1.40%	2.44%	1.70%
Less: Expenses Reimbursement (4)	(0.35)%	(0.30)%	(0.34)%	(0.35)%
Total Annual Fund Operating Expenses After Expenses Reimbursement (4)	1.35%	1.10%	2.10%	1.35%

(1)
No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions.  If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(2)
The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.

(3)	Other Expenses for T Class shares are based on estimated amounts for the current fiscal year.
(4)
Tortoise Capital Advisors, L.L.C. (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least March 31, 2020.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Class	$705	$1,048	$1,414	$2,441
Institutional Class	$112	$414	$737	$1,654
C Class	$313	$728	$1,270	$2,751
T Class	$384	$739	$1,118	$2,180

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Class	$213	$728	$1,270	$2,751

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of its average portfolio value.

Principal Investment Strategies
Under normal circumstances, the Fund invests primarily in the securities of North American energy companies or other companies that benefit from the operations of such North American energy companies (“Beneficiaries”).  North American energy companies and Beneficiaries are defined to include the following:

•	Upstream Companies that explore, develop, complete, drill or produce crude oil, condensate, natural gas and natural gas liquids (“NGLs”);

•	Midstream Companies that transport, process, gather and store such commodities and their derivative products such as diesel, gasoline and jet fuel;

•
Downstream Companies that are providers of electric power generation (including renewable energy), transmission and distribution, as well as distributors, marketers and downstream users of energy such as refiners, industrial and petrochemical companies; and

•
North American Energy Beneficiaries that are expected to directly or indirectly benefit from North American energy development, such as companies engaged in oilfield servicing, steel production, manufacturing, engineering, and non-pipeline transportation and logistics companies, such as railroads and shipping companies.

The Adviser attempts to make investments in companies across the North American energy value chain that it believes are, or will be, in a unique position to benefit from changing dynamics, themes, catalysts and opportunities.  Examples include changing market trends, infrastructure constraints, supply/demand imbalances, price differentials, valuation and structural disparities, mergers and acquisitions, restructuring, paradigm shifts and company specific events impacting North American energy companies or their Beneficiaries. The Adviser intends to utilize a flexible strategy to seek exposure to such dynamics, themes, catalysts and opportunities in different proportions at different times. The Fund’s mix of portfolio holdings may change over time based upon the Adviser’s assessment of market and economic conditions.

The Fund seeks to achieve its investment objective by investing typically in common stocks issued by 15 to 40 companies of any capitalization that are publicly traded on an exchange or in the over-the-counter market.  The Fund is non-diversified.

In addition, the Fund may invest in master limited partnerships (“MLPs”).  The Adviser does not anticipate that the Fund will significantly invest in MLPs in all circumstances and market conditions, and the Fund often may not be invested in MLPs at all.  However, in certain circumstances, in anticipation of or response to specific changing dynamics, catalysts, and opportunities, the Fund may invest up to 25% of its total assets in MLPs that the Adviser believes will benefit from such conditions.  MLPs are publicly traded companies organized as limited partnerships or limited liability companies (“LLCs”) and treated as qualified publicly traded partnerships for federal income tax purposes.  Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships.  The Fund may invest in equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly MLP general partner interests.

Under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any maturity or issuer, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by the Adviser to be of comparable credit quality; (iii) 15% of its net assets in illiquid securities; and (iv) 15% of its total assets in securities of any issuer. The Fund may in certain market conditions seek to hedge investments or realize additional return through the use of short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of the security.

The Fund may invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek particular portfolio exposure as a substitute for a comparable market position in the underlying exposure, and/or to enhance return (including through the use of leverage), the Fund may invest in derivatives including options, futures, swap contracts and combinations of these instruments. The Fund may invest in futures, options and swap contracts on equity and debt securities, equity and debt indices and commodities (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

The Adviser seeks to invest in securities that offer attractive total returns over the long-term. The Adviser’s investment process utilizes its unique position and expertise within the energy sector to identify dynamics, catalysts, and opportunities across the entire North American energy value chain and then allocate the Fund’s assets among those securities it believes have the most potential to be impacted by them. The Adviser evaluates selected securities using fundamental analysis and a comparison of quantitative, qualitative, and relative value factors.  In conducting this analysis, the Adviser relies primarily on proprietary models constructed and maintained by the Adviser’s in-house investment team, although it may use research provided by broker-dealers and investment firms.

Borrowing Policy.  The Fund may utilize borrowings for investment purposes and for redemption of Fund shares.  Utilization of such borrowings would generally be short term in nature and within the constraints of the Investment Company Act of 1940, as amended, and will consist of a line of credit from a bank or group of banks.

Principal Investment Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk.  The Fund’s strategy of focusing its investments in North American energy companies and Beneficiaries means that the performance of the Fund will be closely tied to the performance of the energy industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with a concentrated investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk.  Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP.  Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk.  The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP.  The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Debt Securities Risks.  Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities).  The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates.  Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Below Investment Grade Debt Securities Risk.  Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk.  Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large Cap Company Risk.  The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid Cap and Small Cap Companies Risk.  The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies.  Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

RIC Compliance Risk.  The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code. To maintain the Fund’s qualification for federal income tax purposes as a RIC, which allows the Fund to avoid paying taxes at regular corporate rates on its income, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  The resulting increase to the Fund’s expenses would reduce its performance and its income available for distribution to shareholders.  Compliance with the asset diversification test applicable to RICs presents challenges and will require careful, ongoing monitoring. If market valuations cause asset diversification to exceed RIC limitations, incremental investment opportunities will be limited until the Fund is in compliance.  The Fund’s relatively small number of holdings, coupled with its potential investments in MLPs, may present unusual challenges in qualifying each year as a RIC.

Cybersecurity Risk.  Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses.  Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Derivatives Risk.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to liquidity risk, leverage risk and counterparty credit risk.

Leverage Risk.  The Fund’s use of leverage through borrowing and short sales may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Counterparty Credit Risk.  Counterparty credit risk is the risk that a counterparty may default.  If the counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Illiquid/Restricted Securities Risk.  The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Short Sale Risk.  In connection with establishing a short position in a security or index, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security or closes out the position, the Fund will experience a loss.

Asset Segregation Risk.  Under applicable law, the Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to short sales and investments in derivatives. Segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Energy Industry Risk.  Companies in the energy industry and their Beneficiaries are subject to many risks that can negatively impact the revenues and viability of companies in this industry.  These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•
An investment vehicle for accessing a portfolio of North American energy companies and Beneficiaries the Adviser believes are, or will be, in a unique position to benefit from changing dynamics, catalysts and opportunities across the North America energy value chain;

•	A fund offering the potential for total return;
•	Professional securities selection and active management by an experienced adviser;
•	A traditional flow-through mutual fund structure with daily liquidity at NAV; and
•	Simplified tax reporting through a Form 1099.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers.  See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the annual total returns from year to year for the Fund’s Institutional Class.  Following the bar chart is the Fund’s highest and lowest quarterly return during the periods shown in the bar chart.  The performance table that follows shows how the Fund’s average annual total returns over time compare with a broad-based securities market and a more specialized sector index.  Fund returns shown in the performance table reflect the maximum sales charge of 5.75% for the Fund’s A Class and the contingent deferred sales charge of 1.00% during the one year period for the C Class.  Past performance (before and after taxes) will not necessarily continue in the future.  Updated performance is available at www.tortoiseadvisors.com or by calling 855-TCA-FUND (855-822-3863).

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q2 2014 14.14%	Q4 2018 -26.49%

Average Annual Total Returns for the periods ended December 31, 2018(1)
	One Year	Five Years	Since Inception (September 30, 2013)
Institutional Class
Return Before Taxes	-24.19%	-6.69%	-5.49%
Return After Taxes on Distributions	-24.19%	-6.75%	-5.61%
Return After Taxes on Distributions and Sale of Fund Shares	-14.32%	-4.91%	-4.06%
A Class
Return Before Taxes	-28.70%	-8.04%	-6.79%
C Class
Return Before Taxes	-25.59%	-7.61%	-6.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	10.15%
S&P Energy Select Sector® Index (reflects no deduction for fees, expenses or taxes)	-18.09%	-5.65%	-4.12%
(1)
No returns are shown for T Class Shares since T Class Shares are not currently available for purchase. Average annual total returns for T Class Shares would have been substantially similar to those for other classes offered by the Fund because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares. Actual after-tax returns depend on your situation and may differ from those shown.  The after-tax returns are shown only for the Institutional Class and the after-tax returns for the other classes will vary to the extent they have different expenses.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser and Portfolio Managers
Tortoise Capital Advisors, L.L.C. (the “Adviser”) is the Fund’s investment adviser. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., Stephen Pang, Brett Jergens and Nicholas S. Holmes. The investment committee of the Adviser, comprised of certain of these portfolio managers and other employees of the Adviser, provides investment strategy oversight to the portfolio management team who implements the strategy.

Each of Messrs. Kessens, Mick, Sallee and Thummel is a Managing Director and Senior Portfolio Manager of the Adviser.  Mr. Pang is a Managing Director and Portfolio Manager of the Adviser.  Messrs. Holmes and Jergens are Portfolio Managers of the Adviser. Messrs. Kessens, Mick, Sallee, and Thummel have each been portfolio managers involved with managing the Fund since 2013. Messrs. Pang and Jergens have been portfolio managers of the Fund since January 1, 2018.  Mr. Holmes has been a portfolio manager of the Fund since January 1, 2019.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise Select Opportunity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-TCA-FUND (855-822-3863) or through a financial intermediary.  You many also purchase or redeem Fund shares via wire transfer.  The minimum initial and subsequent investment amounts are shown below. The Fund may reduce or waive the minimums in its sole discretion.

	A Class	Institutional Class	C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000	$2,500	$2,500
Subsequent Minimum Investment	$100	$100	$100	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA.  For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus.  Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.